EXHIBIT 99.1

TXI Reports Third Quarter Results

DALLAS, March 23, 2011 (GLOBE NEWSWIRE) -- Texas Industries, Inc. (NYSE:TXI) today reported financial results for the quarter ended February 28, 2011. Results for the quarter were a net loss of $20.9 million or $.75 per share. Results for the quarter ended February 28, 2010 were a net loss of $27.1 million or $.98 per share.

General Comments

"Shipments were up compared to the same period a year ago," stated Mel Brekhus, Chief Executive Officer. "However, since we had abnormally inclement weather in both periods, we will not know how much of the increase is attributable to improved market conditions until we see the extent of the weather related rebound in our fourth quarter."

"We continue to focus on meeting market demand as cost effectively as possible," added Brekhus. "We resumed construction of TXI's central Texas cement plant expansion last quarter and that project is proceeding as planned."

A teleconference will be held tomorrow, March 24, 2011 at 10:00 Central Daylight Time to further discuss quarter results. A real-time webcast of the conference is available by logging on to TXI's website at www.txi.com.

The following is a summary of operating results for our business segments and certain other operating information related to our principal products.

Cement Operations

	Three months ended February 28,		Nine months ended February 28,
In thousands except per unit	2011	2010	2011	2010

Operating Results
Total cement sales	$ 54,018	$ 52,322	$ 183,307	$ 192,508
Total other sales and delivery fees	6,144	5,296	21,815	18,489
Total segment sales	60,162	57,618	205,122	210,997
Cost of products sold	70,010	70,616	203,194	198,834
Gross profit (loss)	(9,848)	(12,998)	1,928	12,163
Selling, general and administrative	(3,286)	(3,715)	(12,097)	(12,748)
Other income	696	411	3,643	6,824
Operating Profit (Loss)	$ (12,438)	$ (16,302)	$ (6,526)	$ 6,239

Cement
Shipments (tons)	704	639	2,361	2,292
Prices ($/ton)	$76.75	$81.82	$77.64	$83.96
Cost of sales ($/ton)	$90.43	$101.70	$77.67	$78.96

Three months ended February 28, 2011

Cement operating loss for the three-month periods ended February 28, 2011 and February 28, 2010 was $12.4 million and $16.3 million, respectively. Higher shipments offset in part by lower sales prices increased total sales $2.5 million from the prior year period.

Total segment sales for the three-month period ended February 28, 2011 were $60.2 million compared to $57.6 million for the prior year period. Cement sales increased $1.7 million from the prior year period as construction activity has remained at low levels in both our Texas and California market areas. Our Texas market area accounted for approximately 72% of cement sales in the current period compared to 73% of cement sales in the prior year period. Average cement prices decreased 7% in our Texas market area and 5% in our California market area. Shipments increased 9% in our Texas market area and 13% in our California market area.

Cost of products sold for the three-month period ended February 28, 2011 decreased $0.6 million from the prior year period. The effect of higher shipments was offset by lower energy and raw material costs and the effect of higher clinker production. Cement unit costs decreased 11% from the prior year period.

Selling, general and administrative expense for the three-month period ended February 28, 2011 decreased $0.4 million from the prior year period. The decrease was primarily due to lower provisions for bad debts and defined benefit plan expense.

Other income for the three-month period ended February 28, 2011 increased $0.3 million from the prior year period. The increase was primarily due to higher gains from routine sales of surplus operating assets.

Aggregate Operations

	Three months ended February 28,		Nine months ended February 28,
In thousands except per unit	2011	2010	2011	2010

Operating Results
Total stone, sand and gravel sales	$ 18,212	$ 14,849	$ 67,449	$ 62,860
Total other sales and delivery fees	16,692	14,410	58,507	52,787
Total segment sales	34,904	29,259	125,956	115,647
Cost of products sold	32,323	28,882	110,735	100,038
Gross profit	2,581	377	15,221	15,609
Selling, general and administrative	(2,679)	(1,937)	(8,552)	(7,131)
Other income	16	409	1,706	1,239
Operating Profit (Loss)	$ (82)	$ (1,151)	$ 8,375	$ 9,717

Stone, sand and gravel
Shipments (tons)	2,470	1,947	9,080	8,012
Prices ($/ton)	$7.38	$7.62	$7.43	$7.85
Cost of sales ($/ton)	$7.23	$8.41	$6.69	$7.04

Three months ended February 28, 2011

Aggregate operating loss for the three-month periods ended February 28, 2011 and February 28, 2010 was $0.1 million and $1.2 million, respectively.

Total segment sales for the three-month period ended February 28, 2011 were $34.9 million compared to $29.3 million for the prior year period. Stone, sand and gravel sales increased $3.4 million from the prior year period on 27% higher shipments and 3% lower average prices.

Cost of products sold for the three-month period ended February 28, 2011 increased $3.4 million from the prior year period primarily due to higher shipments. Stone, sand and gravel unit costs decreased 14% from the prior year period primarily due to the effect of higher shipments on unit costs.

Selling, general and administrative expense for the three-month period ended February 28, 2011 increased $0.7 million from the prior year period primarily due to higher provisions for casualty insurance claims.

Other income for the three-month period ended February 28, 2011 decreased $0.4 million from the prior year period primarily due to lower gains from routine sales of surplus operating assets.

Consumer Products Operations

	Three months ended February 28,		Nine months ended February 28,
In thousands except per unit	2011	2010	2011	2010

Operating Results
Total ready-mix concrete sales	$ 34,351	$ 33,695	$ 129,834	$ 129,468
Total other sales and delivery fees	10,998	10,832	38,813	39,050
Total segment sales	45,349	44,527	168,647	168,518
Cost of products sold	47,443	45,203	166,982	158,610
Gross profit (loss)	(2,094)	(676)	1,665	9,908
Selling, general and administrative	(2,607)	(1,421)	(8,330)	(7,374)
Other income	66	115	398	516
Operating Profit (Loss)	$ (4,635)	$ (1,982)	$ (6,267)	$ 3,050

Ready-mix concrete
Shipments (cubic yards)	471	427	1,715	1,540
Prices ($/cubic yard)	$72.83	$79.17	$75.66	$84.12
Cost of sales ($/cubic yard)	$80.71	$84.35	$77.97	$81.48

Three months ended February 28, 2011

Consumer products operating loss for the three-month periods ended February 28, 2011 and February 28, 2010 was $4.6 million and $2.0 million, respectively. Reduced margins due to lower sales prices increased operating loss from the prior year period.

Total segment sales for the three-month period ended February 28, 2011 were $45.3 million compared to $44.5 million for the prior year period. Ready-mix concrete sales for the three-month period ended February 28, 2011 increased $0.7 million from the prior year period on 8% lower average prices and 10% higher shipments.

Cost of products sold for the three-month period ended February 28, 2011 increased $2.2 million from the prior year period primarily due to higher shipments. Ready-mix concrete unit costs decreased 4% from the prior year period primarily due to the effect of higher shipments and lower raw material costs offset in part by higher repair and maintenance costs.

Selling, general and administrative expense for the three-month period ended February 28, 2011 increased $1.2 million from the prior year period primarily due to higher provisions for bad debts and casualty insurance claims.

Other income for the three-month period ended February 28, 2011 was comparable to the prior year period.

Corporate

	Three months ended February 28,		Nine months ended February 28,
In thousands	2011	2010	2011	2010

Other income	$ 337	$ 109	$ 2,187	$ 845
Selling, general and administrative	(8,747)	(10,495)	(23,024)	(26,455)
	$ (8,410)	$ (10,386)	$ (20,837)	$ (25,610)

Three months ended February 28, 2011

Other income for the three-month period ended February 28, 2011 increased $0.2 million from the prior year period primarily due to higher oil and gas royalty payments offset in part by lower interest income.

Selling, general and administrative expense for the three-month period ended February 28, 2011 decreased $1.7 million from the prior year period. The decrease was primarily the result of lower provisions for casualty insurance claims and property tax expense.

Interest

Interest expense incurred for the three-month period ended February 28, 2011 was $17.3 million, of which $7.6 million was capitalized in connection with our Hunter, Texas cement plant expansion project and $9.7 million was expensed. Interest expense incurred for the three-month period ended February 28, 2010 was $13.6 million, all of which was expensed.

Interest expense incurred for the three-month period ended February 28, 2011 increased from the prior year period primarily as a result of higher average outstanding debt at higher interest rates due to the August 2010 refinancing of our 7.25% senior notes.

Income Taxes

Income taxes for the interim periods ended February 28, 2011 and February 28, 2010 have been included in the accompanying financial statements on the basis of an estimated annual rate. The estimated annualized rate does not include the tax impact of the loss on debt retirements which has been recognized as a discrete item in the nine-month period ended February 28, 2011. The estimated annualized rate excluding this charge is 40.2% for fiscal year 2011 compared to 38.3% for fiscal year 2010.

Certain statements contained in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on our business, the cyclical and seasonal nature of our business, the level of construction activity in our markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, unexpected operational difficulties, changes in the cost of raw materials, fuel and energy, changes in the cost or availability of transportation, changes in interest rates, the timing and amount of federal, state and local funding for infrastructure, delays in announced capacity expansions, ongoing volatility and uncertainty in the capital or credit markets, the impact of environmental laws, regulations and claims and changes in governmental and public policy, and the risks and uncertainties described in our reports on Forms 10-K, 10-Q and 8-K. Forward-looking statements speak only as of the date hereof, and we assume no obligation to publicly update such statements.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregate, ready-mix concrete and concrete products.

The Texas Industries, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=6602

CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended February 28,		Nine months ended February 28,
In thousands except per share	2011	2010	2011	2010

NET SALES	$ 125,818	$ 117,829	$ 446,051	$ 444,721

Cost of products sold	135,179	131,126	427,237	407,041
GROSS PROFIT (LOSS)	(9,361)	(13,297)	18,814	37,680

Selling, general and administrative	17,319	17,568	52,003	53,708
Interest	9,670	13,642	37,967	40,250
Loss on debt retirements	--	--	29,619	--
Other income	(1,115)	(1,044)	(7,934)	(9,424)
	25,874	30,166	111,655	84,534
LOSS BEFORE INCOME TAXES	(35,235)	(43,463)	(92,841)	(46,854)

Income tax benefit	(14,301)	(16,358)	(37,014)	(17,762)
NET LOSS	$ (20,934)	$ (27,105)	$ (55,827)	$ (29,092)

Net loss per share
Basic	$ (.75)	$ (.98)	$ (2.01)	$ (1.05)
Diluted	$ (.75)	$ (.98)	$ (2.01)	$ (1.05)

Average shares outstanding
Basic	27,839	27,749	27,811	27,735
Diluted	27,839	27,749	27,811	27,735

Cash dividends declared per share	$ .075	$ .075	$ .225	$ .225

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	(Unaudited) February 28,	May 31,
In thousands	2011	2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 123,362	$ 74,946
Receivables – net	69,999	112,184
Inventories	143,341	142,419
Deferred income taxes and prepaid expenses	22,774	23,426
TOTAL CURRENT ASSETS	359,476	352,975

PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	158,941	158,367
Buildings	58,951	58,351
Machinery and equipment	1,226,451	1,220,021
Construction in progress	343,680	322,039
	1,788,023	1,758,778
Less depreciation and depletion	646,841	604,269
	1,141,182	1,154,509
OTHER ASSETS
Goodwill	1,715	1,715
Real estate and investments	7,007	6,774
Deferred charges and other	20,314	15,774
	29,036	24,263
	$ 1,529,694	$ 1,531,747

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 43,265	$ 56,214
Accrued interest, compensation and other	40,087	51,455
Current portion of long-term debt	72	234
TOTAL CURRENT LIABILITIES	83,424	107,903

LONG-TERM DEBT	652,422	538,620

DEFERRED INCOME TAXES AND OTHER CREDITS	89,177	123,976

SHAREHOLDERS' EQUITY
Common stock, $1 par value; authorized 100,000 shares; issued and outstanding 27,875 and 27,796 shares, respectively	27,875	27,796
Additional paid-in capital	480,109	475,584
Retained earnings	209,929	272,018
Accumulated other comprehensive loss	(13,242)	(14,150)
	704,671	761,248
	$ 1,529,694	$ 1,531,747

(Unaudited)
CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Nine months ended February 28,
In thousands	2011	2010

OPERATING ACTIVITIES
Net loss	$ (55,827)	$ (29,092)
Adjustments to reconcile net loss to cash provided by operating activities
Depreciation, depletion and amortization	48,109	49,263
Gains on asset disposals	(1,456)	(1,324)
Deferred income taxes	(37,665)	(10,988)
Stock-based compensation expense	4,271	3,732
Excess tax benefits from stock-based compensation	--	(234)
Loss on debt retirements	29,619	--
Other – net	(2,258)	3,099
Changes in operating assets and liabilities
Receivables – net	29,814	25,864
Inventories	(922)	14,102
Prepaid expenses	2,501	1,753
Accounts payable and accrued liabilities	(7,980)	(9,315)
Net cash provided by operating activities	8,206	46,860

INVESTING ACTIVITIES
Capital expenditures – expansions	(23,507)	(5,304)
Capital expenditures – other	(15,437)	(6,424)
Proceeds from asset disposals	3,243	21,568
Investments in life insurance contracts	3,894	6,931
Other – net	1,230	14
Net cash provided (used) by investing activities	(30,577)	16,785

FINANCING ACTIVITIES
Long-term borrowings	650,000	--
Debt retirements	(561,610)	(276)
Debt issuance costs	(12,480)	(2,039)
Stock option exercises	1,139	499
Excess tax benefits from stock-based compensation	--	234
Common dividends paid	(6,262)	(6,244)
Net cash provided (used) by financing activities	70,787	(7,826)
Increase in cash and cash equivalents	48,416	55,819

Cash and cash equivalents at beginning of period	74,946	19,796
Cash and cash equivalents at end of period	$ 123,362	$ 75,615
CONTACT: Kenneth R. Allen
         Vice President-Finance and Chief Financial Officer
         972.647.6730
         Email: kallen@txi.com

Texas Industries, Inc.
Consolidated Statements of Operations
$ In thousands expect per share

	FY2005	FY2006	FY2007	FY2008	FY2009					FY2010					FY2011
					Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total

Shipments
Cement (thousands of tons)	5,394	5,136	5,074	5,035	1,218	1,083	837	897	4,035	915	738	639	934	3,226	873	784	704	2,361
Aggregates (thousands of tons)	23,616	25,246	22,114	21,851	5,201	4,605	3,267	3,397	16,470	3,423	2,642	1,947	3,351	11,363	3,584	3,026	2,470	9,080
Ready-mix (thousands of cubic yards)	3,678	3,830	3,665	3,844	947	769	614	572	2,902	612	501	427	607	2,147	669	575	471	1,715

Price
Cement ($ per ton)	$75.05	$87.14	$95.06	$93.07	$91.43	$90.87	$90.17	$88.23	$90.31	$85.70	$83.64	$81.82	$78.95	$82.51	$77.59	$78.49	$76.75	$77.64
Aggregates ($ per ton)	$5.68	$6.08	$7.03	$7.44	$7.82	$7.74	$8.23	$8.23	$7.97	$8.12	$7.65	$7.62	$7.51	$7.75	$7.42	$7.48	$7.38	$7.43
Ready-mix ($ per cubic yard)	$60.54	$69.25	$75.87	$80.83	$83.30	$84.37	$86.87	$89.00	$85.46	$88.46	$83.02	$79.17	$76.06	$81.83	$77.83	$75.45	$72.83	$75.66

Net Sales
Cement	404,823	447,594	482,379	468,673	111,404	98,407	75,557	79,018	364,386	78,460	61,726	52,322	73,672	266,180	67,690	61,599	54,018	183,307
Aggregates	134,220	153,480	155,562	162,582	40,679	35,667	26,889	27,962	131,197	27,794	20,217	14,849	25,159	88,019	26,593	22,644	18,212	67,449
Ready-mix	222,680	265,254	278,067	310,652	78,894	64,832	53,306	50,899	247,931	54,053	41,720	33,695	46,244	175,712	52,106	43,377	34,351	129,834
Other	104,847	118,555	119,798	132,606	32,275	28,498	29,200	31,348	121,321	28,939	22,244	19,923	30,420	101,526	27,310	23,112	20,487	70,909
Interplant	(105,576)	(121,127)	(118,406)	(130,461)	(31,992)	(27,398)	(22,151)	(21,489)	(103,030)	(20,878)	(15,988)	(13,575)	(19,338)	(69,779)	(20,708)	(18,369)	(14,597)	(53,674)
Delivery Fees	73,809	80,166	78,850	84,802	25,132	21,793	15,858	14,614	77,397	15,589	13,016	10,615	20,186	59,406	19,131	15,748	13,347	48,226
Net Sales	834,803	943,922	996,250	1,028,854	256,392	221,799	178,659	182,352	839,202	183,957	142,935	117,829	176,343	621,064	172,122	148,111	125,818	446,051

Costs and Expenses (Income)
Cost of products sold	692,414	766,941	754,088	834,333	223,765	195,145	149,015	158,208	726,133	149,852	126,063	131,126	155,025	562,066	156,014	136,044	135,179	427,237
Selling, general and administrative	78,434	88,663	108,106	96,220	17,338	15,864	15,982	22,909	72,093	20,254	15,886	17,568	25,707	79,415	16,141	18,543	17,319	52,003
Goodwill impairment	-	-	-	-	-	-	-	58,395	58,395	-	-	-	-	-	-	-	-	-
Interest	23,533	31,155	14,074	2,505	7,245	9,296	8,344	8,401	33,286	13,244	13,364	13,642	11,990	52,240	14,411	13,886	9,670	37,967
Loss on debt retirements and spin-off charges	894	113,247	48	-	907	-	-	-	907	-	-	-	-	-	29,006	613	-	29,619
Other income	(22,727)	(47,270)	(36,629)	(31,563)	(8,241)	(2,211)	(7,944)	(2,795)	(21,191)	(2,652)	(5,728)	(1,044)	(1,242)	(10,666)	(4,890)	(1,929)	(1,115)	(7,934)
	772,548	952,736	839,687	901,495	241,014	218,094	165,397	245,118	869,623	180,698	149,585	161,292	191,480	683,055	210,682	167,157	161,053	538,892
Income (loss) from Continuing Operations
before Income Taxes	62,255	(8,814)	156,563	127,359	15,378	3,705	13,262	(62,766)	(30,421)	3,259	(6,650)	(43,463)	(15,137)	(61,991)	(38,560)	(19,046)	(35,235)	(92,841)

Income Taxes (benefits)	16,811	(8,225)	51,852	39,728	4,726	571	2,341	(20,412)	(12,774)	1,544	(2,948)	(16,358)	(5,376)	(23,138)	(14,868)	(7,845)	(14,301)	(37,014)
Income (loss) from Continuing Operations	45,444	(589)	104,711	87,631	10,652	3,134	10,921	(42,354)	(17,647)	1,715	(3,702)	(27,105)	(9,761)	(38,853)	(23,692)	(11,201)	(20,934)	(55,827)

Income from Discontinued Operations net of Income Taxes	79,079	8,691	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income (loss) before Accounting Change	124,523	8,102	104,711	87,631	10,652	3,134	10,921	(42,354)	(17,647)	1,715	(3,702)	(27,105)	(9,761)	(38,853)	(23,692)	(11,201)	(20,934)	(55,827)

Cumulative Effect of Accounting Change net of Income Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Income (loss)	124,523	8,102	104,711	87,631	10,652	3,134	10,921	(42,354)	(17,647)	1,715	(3,702)	(27,105)	(9,761)	(38,853)	(23,692)	(11,201)	(20,934)	(55,827)

Texas Industries, Inc.
Consolidated Balance Sheets
$ In thousands

	5/31/2005	5/31/2006	5/31/2007	5/31/2008	8/31/2008	11/30/2008	2/28/2009	5/31/2009	8/31/2009	11/30/2009	2/28/2010	5/31/2010	8/31/2010	11/30/2010	2/28/2011

Cash	251,600	84,139	15,138	39,527	118,548	62,254	33,865	19,796	32,183	56,794	75,615	74,946	162,427	139,753	123,362
Short-term investments	-	50,606	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivables - net	117,363	132,849	142,610	170,943	155,970	140,134	104,199	129,432	129,430	115,469	74,642	112,184	107,217	96,671	69,999
Inventories	83,291	109,767	135,254	144,654	157,157	155,097	164,657	155,724	156,355	161,431	141,304	142,419	148,741	152,681	143,341
Deferred income taxes and prepaid expenses	28,754	33,599	17,621	17,943	16,760	17,238	17,733	22,039	21,244	21,320	21,887	23,426	22,673	23,351	22,774
Total Current Assets	481,008	410,960	310,623	373,067	448,435	374,723	320,454	326,991	339,212	355,014	313,448	352,975	441,058	412,456	359,476

Property, plant and equipment	886,447	956,896	1,293,360	1,546,125	1,628,431	1,722,452	1,767,701	1,791,546	1,789,351	1,788,663	1,790,965	1,758,778	1,759,077	1,775,126	1,788,023
Less depreciation and depletion	473,794	486,585	509,138	518,361	530,925	546,663	557,990	572,195	587,052	601,982	613,930	604,269	618,706	634,404	646,841
Net Property, Plant and Equipment	412,653	470,311	784,222	1,027,764	1,097,506	1,175,789	1,209,711	1,219,351	1,202,299	1,186,681	1,177,035	1,154,509	1,140,371	1,140,722	1,141,182

Goodwill	58,395	58,395	58,395	60,110	60,110	60,110	60,110	1,715	1,715	1,715	1,715	1,715	1,715	1,715	1,715
Real estate and investments	99,491	125,159	110,761	59,261	33,253	32,011	31,011	10,001	7,736	7,827	7,334	6,774	6,223	7,426	7,007
Deferred cncome taxes, intangibles and other charges	27,571	22,706	11,369	11,332	13,907	15,241	17,023	14,486	15,852	15,787	14,050	15,774	22,398	23,219	20,314
Assets of discontinued operations	1,114,627	-	-	-				-	-	-	-	-	-	-	-
	1,300,084	206,260	180,525	130,703	107,270	107,362	108,144	26,202	25,303	25,329	23,099	24,263	30,336	32,360	29,036
Total Assets	2,193,745	1,087,531	1,275,370	1,531,534	1,653,211	1,657,874	1,638,309	1,572,544	1,566,814	1,567,024	1,513,582	1,531,747	1,611,765	1,585,538	1,529,694

Accounts payable	44,560	50,931	96,883	111,478	106,138	95,535	83,094	55,749	48,894	41,144	43,537	56,214	54,659	41,800	43,265
Accrued interest, compensation and other items	62,202	66,955	70,104	66,967	53,075	65,647	51,285	51,856	47,808	60,224	41,515	51,455	45,805	63,307	40,087
Current portion of long term debt	688	681	1,340	7,725	229	234	238	243	247	541	500	234	13,341	95	72
Total Current Liabilities	107,450	118,567	168,327	186,170	159,442	161,416	134,617	107,848	96,949	101,909	85,552	107,903	113,805	105,202	83,424

Long-term Debt	603,126	251,505	274,416	401,880	539,195	539,978	540,767	541,540	542,371	543,244	544,087	538,620	652,459	652,441	652,422

Convertible subordinated debentures	199,937	159,725	-	-	-	-	-	-	-	-	-	-	-	-	-

Deferred income taxes and other credits	77,138	79,837	95,508	118,117	116,801	113,730	109,578	120,011	122,765	121,591	111,171	123,976	108,400	102,495	89,177
Liabilities of discontinued operations					-	-	-	-	-	-	-	-	-	-	-

Shareholders' equity	927,567	477,897	737,119	825,367	837,773	842,750	853,347	803,145	804,729	800,280	772,772	761,248	737,101	725,400	704,671
Total Liabilities and Shareholders' Equity	2,193,745	1,087,531	1,275,370	1,531,534	1,653,211	1,657,874	1,638,309	1,572,544	1,566,814	1,567,024	1,513,582	1,531,747	1,611,765	1,585,538	1,529,694
	-	-	-	-	-	-	-	-	-	-	-	-

Texas Industries, Inc.
Consolidated Statements of Cash Flows
$ In thousands
	FY2005	FY2006	FY2007	FY2008	FY2009					FY2010					FY2011
					Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total
CONTINUING OPERATIONS
Operating Activities
Income (Loss) from Continuing Operations	45,444	(589)	104,711	87,631	10,652	3,134	10,921	(42,354)	(17,647)	1,715	(3,702)	(27,105)	(9,761)	(38,853)	(23,692)	(11,201)	(20,934)	(55,827)
Adjustments to reconcile income (loss) from continuing
operations to cash provided by continuing operating
activities

Depreciation, depletion and amortization	46,474	44,955	46,356	55,577	16,865	17,151	17,183	16,993	68,192	16,594	16,377	16,292	14,662	63,925	15,861	16,130	16,118	48,109
Goodwill impairment	-	-	-	-	-	-	-	58,395	58,395	-	-	-	-	-	-	-	-	-
Loss (gain) on asset disposals	(6,582)	(34,768)	(2,917)	(19,410)	(280)	(147)	(5,811)	(521)	(6,759)	(1,030)	(403)	109	(26)	(1,350)	(1,613)	58	99	(1,456)
Deferred income taxes (benefit)	33,811	6,581	13,622	20,036	2,538	1,089	(2,475)	(3,090)	(1,938)	743	13	(11,744)	1,856	(9,132)	(14,973)	(7,991)	(14,701)	(37,665)
Stock-based compensation expense (credit)	-	-	13,866	2,395	(4,060)	(3,769)	(1,339)	4,768	(4,400)	2,643	(500)	1,589	1,365	5,097	(230)	2,518	1,983	4,271
Excess tax benefits from stock-based compensation	8,000	9,969	(1,694)	(3,299)	(1,212)	(554)	(5)	175	(1,596)	(211)	(37)	14	(16)	(250)	-	-	-	-
Loss on debt retirements	-	107,006	48	-	907	-	-	-	907	-	-	-	-	-	29,006	613	-	29,619
Other - net	889	(2,399)	3,234	2,475	(1,006)	(61)	2,451	4,547	5,931	(221)	830	2,490	10,899	13,998	2,192	(5,047)	597	(2,258)
Changes in operating assets and liabilities
Receivables - net	(8,873)	(5,060)	846	(29,507)	14,269	15,805	16,866	8,457	55,397	(888)	14,908	11,844	(31,285)	(5,421)	4,413	11,699	13,702	29,814
Inventories	6,082	(18,761)	(25,047)	(9,400)	(12,504)	2,061	(9,561)	8,934	(11,070)	757	(4,600)	17,945	(396)	13,706	(6,322)	(3,940)	9,340	(922)
Prepaid expenses	(1,680)	63	1,392	(2,033)	1,366	(452)	(396)	(2,412)	(1,894)	1,074	693	(14)	(1,366)	387	1,297	(65)	1,269	2,501
Accounts payable and accrued liabilities	17,017	(12,155)	31,541	(2,910)	(16,920)	(6,534)	6,365	(19,143)	(36,232)	(6,638)	1,815	(4,492)	15,361	6,046	(7,284)	8,597	(9,293)	(7,980)
Other credits	3,838	2,527	-	-	-	-		-	-	-	-	-	-	-	-	-	-	-
Cash Provided by Continuing Operating Activities	144,420	97,369	185,958	101,555	10,615	27,723	34,199	34,749	107,286	14,538	25,394	6,928	1,293	48,153	(1,345)	11,371	(1,820)	8,206

Investing Activities
Capital expenditures	(46,178)	(110,245)	(317,658)	(312,525)	(88,736)	(86,595)	(65,540)	(47,673)	(288,544)	(5,373)	(2,069)	(4,286)	(1,931)	(13,659)	(3,156)	(20,243)	(15,545)	(38,944)
Cash designed for property acquisitions					26,958	1,775	-	-	28,733	-	-	-	-	-	-	-	-	-
Proceeds from asset disposals	7,136	23,107	5,552	34,922	512	353	6,577	539	7,981	1,068	375	20,125	24	21,592	3,209	(172)	206	3,243
Investments in insurance contracts	(58,798)	(4,366)	(6,061)	99,203	1,464	799	216	397	2,876	5,802	924	205	36	6,967	327	3,377	190	3,894
Purchases of short-term investments - net					-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other - net	(677)	612	(336)	101	192	(17)	(164)	(32)	(21)	(19)	17	16	2,065	2,079	292	(1,151)	2,089	1,230
Cash Provided (Used) by Investing Activities	(98,517)	(141,392)	(268,003)	(207,032)	(59,610)	(83,685)	(58,911)	(46,769)	(248,975)	1,478	(753)	16,060	194	16,979	672	(18,189)	(13,060)	(30,577)

Financing Activities
Long-term borrowings	-	250,000	38,000	366,000	327,250	-	-	-	327,250	-	-	-	-	-	650,000	-	-	650,000
Debt retirements	(699)	(600,700)	(25,521)	(232,366)	(197,555)	(55)	(66)	(96)	(197,772)	(59)	(85)	(132)	31	(245)	(547,736)	(13,832)	(42)	(561,610)
Debt issuance costs	(39)	(7,363)	-	(2,160)	(2,306)	(1,170)	(1,994)	-	(5,470)	(2,032)	(7)	-	(513)	(2,552)	(12,250)	(176)	(54)	(12,480)
Debt retirement costs	-	(96,029)	(6)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest rate swap terminations	(6,315)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Stock option exercises	41,399	7,510	6,394	3,315	1,480	2,405	456	300	4,641	331	25	143	394	893	225	239	675	1,139
Excess tax benefits from stock-based compensation	-	-	1,694	3,299	1,212	554	5	(175)	1,596	211	37	(14)	16	250	-	-	-	-
Common dividends paid	(6,643)	(6,908)	(7,517)	(8,222)	(2,065)	(2,066)	(2,078)	(2,078)	(8,287)	(2,080)	-	(4,164)	(2,084)	(8,328)	(2,085)	(2,087)	(2,090)	(6,262)
Other - net	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Cash Provided (Used) by Financing Activities	27,703	(453,490)	13,044	129,866	128,016	(332)	(3,677)	(2,049)	121,958	(3,629)	(30)	(4,167)	(2,156)	(9,982)	88,154	(15,856)	(1,511)	70,787
Net Cash Provided (Used) by Continuing Operations	73,606	(497,513)	(69,001)	24,389	79,021	(56,294)	(28,389)	(14,069)	(19,731)	12,387	24,611	18,821	(669)	55,150	87,481	(22,674)	(16,391)	48,416

DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	73,104	(7,778)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Used by Discontinued Investing Activities	(28,163)	(2,757)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Provided by Discontinued Financing Activities	-	340,587	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Cash Provided by Discontinued Operations	44,941	330,052	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Increase (Decrease) in Cash and Cash Equivalents	118,547	(167,461)	(69,001)	24,389	79,021	(56,294)	(28,389)	(14,069)	(19,731)	12,387	24,611	18,821	(669)	55,150	87,481	(22,674)	(16,391)	48,416

Cash and Cash Equivalents at Beginning of Period	133,053	251,600	84,139	15,138	39,527	118,548	62,254	33,865	39,527	19,796	32,183	56,794	75,615	19,796	74,946	162,427	139,753	74,946
Cash and Cash Equivalents at End of Period	251,600	84,139	15,138	39,527	118,548	62,254	33,865	19,796	19,796	32,183	56,794	75,615	74,946	74,946	162,427	139,753	123,362	123,362

Texas Industries, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations
$ In thousands
	FY2005	FY2006	FY2007	FY2008	FY2009					FY2010					FY2011
					Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total
EBITDA Defined
Net Income (loss) from Continuing Operations	45,444	(589)	104,711	87,631	10,652	3,134	10,921	(42,354)	(17,647)	1,715	(3,702)	(27,105)	(9,761)	(38,853)	(23,692)	(11,201)	(20,934)	(55,827)
Plus (minus):
Interest	23,533	31,155	14,074	2,505	7,245	9,296	8,344	8,401	33,286	13,244	13,364	13,642	11,990	52,240	14,411	13,886	9,670	37,967
Income taxes (benefit)	16,811	(8,225)	51,852	39,728	4,726	571	2,341	(20,412)	(12,774)	1,544	(2,948)	(16,358)	(5,376)	(23,138)	(14,868)	(7,845)	(14,301)	(37,014)
Depreciation, depletion and amortization	46,474	44,955	46,356	55,577	16,865	17,151	17,183	16,993	68,192	16,594	16,377	16,292	14,662	63,925	15,861	16,130	16,118	48,109
Goodwill impairment	-	-	-	-	-	-	-	58,395	58,395	-	-	-	-	-	-	-	-	-
Loss on debt retirements and spin-off charges	894	113,247	48	-	907	-	-	-	907	-	-	-	-	-	29,006	613	-	29,619
EBITDA	133,156	180,543	217,041	185,441	40,395	30,152	38,789	21,023	130,359	33,097	23,091	(13,529)	11,515	54,174	20,718	11,583	(9,447)	22,854

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, loss on debt retirements and goodwill impairment.
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	144,420	97,369	185,958	101,555	10,615	27,723	34,199	34,749	107,286	14,538	25,394	6,928	1,293	48,153	(1,345)	11,371	(1,820)	8,206
Plus (minus):
Changes in operating assets and liabilities	(16,384)	33,386	(8,732)	43,850	13,789	(10,880)	(13,274)	4,164	(6,201)	5,695	(12,816)	(25,283)	17,686	(14,718)	7,896	(16,291)	(15,018)	(23,413)
Deferred taxes (benefit)	(33,811)	(6,581)	(13,622)	(20,036)	(2,538)	(1,089)	2,475	3,090	1,938	(743)	(13)	11,744	(1,856)	9,132	14,973	7,991	14,701	37,665
Stock-based compensation expense (credit)	-	-	(13,866)	(2,395)	4,060	3,769	1,339	(4,768)	4,400	(2,643)	500	(1,589)	(1,365)	(5,097)	230	(2,518)	(1,983)	(4,271)
Excess tax benefits from stock-based compensation	(8,000)	(9,969)	1,694	3,299	1,212	554	5	(175)	1,596	211	37	(14)	16	250	-	-	-	-
Income taxes (benefit)	16,811	(8,225)	51,852	39,728	4,726	571	2,341	(20,412)	(12,774)	1,544	(2,948)	(16,358)	(5,376)	(23,138)	(14,868)	(7,845)	(14,301)	(37,014)
Loss (gain) on assets disposals	6,582	34,768	2,917	19,410	280	147	5,811	521	6,759	1,030	403	(109)	26	1,350	1,613	(58)	(99)	1,456
Interest	23,533	31,155	14,074	2,505	7,245	9,296	8,344	8,401	33,286	13,244	13,364	13,642	11,990	52,240	14,411	13,886	9,670	37,967
Spin-off charges	894	6,241	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other - net	(889)	2,399	(3,234)	(2,475)	1,006	61	(2,451)	(4,547)	(5,931)	221	(830)	(2,490)	(10,899)	(13,998)	(2,192)	5,047	(597)	2,258
EBITDA	133,156	180,543	217,041	185,441	40,395	30,152	38,789	21,023	130,359	33,097	23,091	(13,529)	11,515	54,174	20,718	11,583	(9,447)	22,854

Texas Industries, Inc.
Business Segment Summary
$ In thousands expect per share
	FY2005	FY2006	FY2007	FY2008	FY2009					FY2010					FY2011
					Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total
Cement Operations
Operating Results
Total cement sales	404,823	447,594	482,379	468,673	111,404	98,407	75,557	79,018	364,386	78,460	61,726	52,322	73,672	266,180	67,690	61,599	54,018	183,307
Total other sales and delivery fees	30,699	27,416	27,648	36,079	9,959	9,641	5,882	5,452	30,934	6,736	6,457	5,296	9,844	28,333	8,692	6,979	6,144	21,815
Total segment sales	435,522	475,010	510,027	504,752	121,363	108,048	81,439	84,470	395,320	85,196	68,183	57,618	83,516	294,513	76,382	68,578	60,162	205,122
Cost of products sold	338,528	352,603	343,145	391,687	104,557	94,206	67,919	76,142	342,824	69,859	58,359	70,616	71,929	270,763	70,063	63,121	70,010	203,194
Gross profit	96,994	122,407	166,882	113,065	16,806	13,842	13,520	8,328	52,496	15,337	9,824	(12,998)	11,587	23,750	6,319	5,457	(9,848)	1,928
Selling, general and administrative	(15,085)	(13,956)	(19,878)	(18,307)	(5,405)	(6,082)	(3,577)	(4,279)	(19,343)	(4,674)	(4,359)	(3,715)	(4,780)	(17,528)	(4,793)	(4,018)	(3,286)	(12,097)
Goodwill impairment	-	-	-	-	-	-	-	(58,395)	(58,395)	-	-	-	-	-	-	-	-	-
Other income	1,342	951	24,536	7,419	5,264	1,008	1,423	1,606	9,301	1,743	4,670	411	950	7,774	2,438	509	696	3,643
Operating Profit (loss)	83,251	109,402	171,540	102,177	16,665	8,768	11,366	(52,740)	(15,941)	12,406	10,135	(16,302)	7,757	13,996	3,964	1,948	(12,438)	(6,526)

Cement
Shipments (tons)	5,394	5,136	5,074	5,035	1,218	1,083	837	897	4,035	915	738	639	934	3,226	873	784	704	2,361
Prices ($/ton)	$75.05	$87.14	$95.06	$93.07	$91.43	$90.87	$90.17	$88.23	$90.31	$85.70	$83.64	$81.82	$78.95	$82.51	$77.59	$78.49	$76.75	$77.64
Cost of sales ($/ton)	$58.03	$63.65	$63.08	$70.85	$79.26	$79.04	$73.92	$78.94	$78.02	$68.70	$71.98	$101.70	$69.99	$76.36	$71.23	$73.39	$90.43	$77.67

Aggregate Operations
Operating Results
Total stone, sand and gravel sales	134,220	153,480	155,562	162,582	40,679	35,667	26,889	27,962	131,197	27,794	20,217	14,849	25,159	88,019	26,593	22,644	18,212	67,449
Total other sales and delivery fees	88,125	99,101	113,292	122,748	31,118	24,838	25,882	24,456	106,294	22,307	16,070	14,410	24,141	76,928	23,377	18,438	16,692	58,507
Total segment sales	222,345	252,581	268,854	285,330	71,797	60,505	52,771	52,418	237,491	50,101	36,287	29,259	49,300	164,947	49,970	41,082	34,904	125,956
Cost of products sold	191,837	219,124	218,394	231,503	59,456	51,908	42,678	43,541	197,583	39,155	32,001	28,882	42,925	142,963	43,410	35,002	32,323	110,735
Gross profit	30,508	33,457	50,460	53,827	12,341	8,597	10,093	8,877	39,908	10,946	4,286	377	6,375	21,984	6,560	6,080	2,581	15,221
Selling, general and administrative	(11,920)	(15,436)	(16,212)	(15,178)	(3,823)	(3,506)	(2,379)	(2,925)	(12,633)	(2,705)	(2,489)	(1,937)	(2,471)	(9,602)	(3,059)	(2,814)	(2,679)	(8,552)
Other income	10,782	30,376	2,638	16,974	407	463	5,466	618	6,954	398	432	409	180	1,419	1,633	57	16	1,706
Operating Profit (loss)	29,370	48,397	36,886	55,623	8,925	5,554	13,180	6,570	34,229	8,639	2,229	(1,151)	4,084	13,801	5,134	3,323	(82)	8,375

Stone, sand and gravel
Shipments (tons)	23,616	25,246	22,114	21,851	5,201	4,605	3,267	3,397	16,470	3,423	2,642	1,947	3,351	11,363	3,584	3,026	2,470	9,080
Prices ($/ton)	$5.68	$6.08	$7.03	$7.44	$7.82	$7.74	$8.23	$8.23	$7.97	$8.12	$7.65	$7.62	$7.51	$7.75	$7.42	$7.48	$7.38	$7.43
Cost of sales ($/ton)	$4.80	$5.23	$5.40	$6.13	$6.28	$6.62	$6.92	$7.14	$6.68	$6.28	$7.03	$8.41	$6.60	$6.91	$6.45	$6.53	$7.23	$6.69

Consumer Products Operations
Operating Results
Total ready-mix concrete sales	222,680	265,254	278,067	310,652	78,894	64,832	53,306	50,899	247,931	54,053	41,720	33,695	46,244	175,712	52,106	43,377	34,351	129,834
Total other sales and delivery fees	59,832	72,204	57,708	58,581	16,330	15,812	13,294	16,054	61,490	15,485	12,733	10,832	16,621	55,671	14,372	13,443	10,998	38,813
Total segment sales	282,512	337,458	335,775	369,233	95,224	80,644	66,600	66,953	309,421	69,538	54,453	44,527	62,865	231,383	66,478	56,820	45,349	168,647
Cost of products sold	267,625	316,341	310,955	341,604	91,744	76,429	60,569	60,014	288,756	61,716	51,691	45,203	59,509	218,119	63,249	56,290	47,443	166,982
Gross profit	14,887	21,117	24,820	27,629	3,480	4,215	6,031	6,939	20,665	7,822	2,762	(676)	3,356	13,264	3,229	530	(2,094)	1,665
Selling, general and administrative	(10,339)	(11,415)	(16,284)	(19,314)	(4,315)	(3,716)	(2,142)	(2,943)	(13,116)	(3,204)	(2,749)	(1,421)	(2,819)	(10,193)	(2,676)	(3,047)	(2,607)	(8,330)
Other income	711	647	1,310	3,268	385	180	651	98	1,314	133	268	115	70	586	198	134	66	398
Operating Profit (loss)	5,259	10,349	9,846	11,583	(450)	679	4,540	4,094	8,863	4,751	281	(1,982)	607	3,657	751	(2,383)	(4,635)	(6,267)

Ready-mix concrete
Shipments (tons)	3,678	3,830	3,665	3,844	947	769	614	572	2,902	612	501	427	607	2,147	669	575	471	1,715
Prices ($/ton)	$60.54	$69.25	$75.87	$80.83	$83.30	$84.37	$86.87	$89.00	$85.46	$88.46	$83.02	$79.17	$76.06	$81.83	$77.83	$75.45	$72.83	$75.66
Cost of sales ($/ton)	$61.12	$67.69	$71.92	$76.36	$81.15	$81.96	$80.45	$82.13	$81.41	$79.91	$80.98	$84.35	$75.60	$79.82	$76.20	$77.79	$80.71	$77.97

Total Segment Operating Profit (loss)					25,140	15,001	29,086	(42,076)	27,151	25,796	12,645	(19,435)	12,448	31,454	9,849	2,888	(17,155)	(4,418)
Corporate
Other income	9,892	15,296	8,145	3,902	2,185	560	404	473	3,622	378	358	109	42	887	621	1,229	337	2,187
Selling, general and administrative	(41,090)	(47,856)	(55,732)	(43,421)	(3,795)	(2,560)	(7,884)	(12,762)	(27,001)	(9,671)	(6,289)	(10,495)	(15,637)	(42,092)	(5,613)	(8,664)	(8,747)	(23,024)
	(31,198)	(32,560)	(47,587)	(39,519)	(1,610)	(2,000)	(7,480)	(12,289)	(23,379)	(9,293)	(5,931)	(10,386)	(15,595)	(41,205)	(4,992)	(7,435)	(8,410)	(20,837)
Interest	(23,533)	(31,155)	(14,074)	(2,505)	(7,245)	(9,296)	(8,344)	(8,401)	(33,286)	(13,244)	(13,364)	(13,642)	(11,990)	(52,240)	(14,411)	(13,886)	(9,670)	(37,967)
Loss on Debt Retirements	(894)	(113,247)	(48)	-	(907)	-	-	-	(907)	-	-	-	-	-	(29,006)	(613)	-	(29,619)
Income (loss) from Continuing Operations before
Income Taxes	62,255	(8,814)	156,563	127,359	15,378	3,705	13,262	(62,766)	(30,421)	3,259	(6,650)	(43,463)	(15,137)	(61,991)	(38,560)	(19,046)	(35,235)	(92,841)

Texas Industries, Inc.
Business Segment Summary
$ In thousands expect per share
	FY2005	FY2006	FY2007	FY2008	FY2009					FY2010					FY2011
					Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Total
Major Gains (losses) in Other Income
Cement - antidumping settlement			19,803
Cement - sale of emissions credits				3,879	1,723				1,723		3,427			3,427	1,690			1,690
Cement - oil and gas bonus proceeds					2,781				2,781
Aggregates - sale of emissions credits	6,225
Aggregates - sale of real estate		23,987		5,146			4,961		4,961
Aggregates - sale of southern Louisiana operations				10,093
Corporate - oil and gas bonus proceeds					1,636				1,636							834		834

Depreciation, Depletion and Amortization
Cement	24,926	23,628	23,234	25,645	9,333	9,393	9,525	9,548	37,799	9,341	9,286	9,250	7,951	35,828	9,149	9,181	9,124	27,454
Aggregates	12,898	13,926	16,093	21,166	5,421	5,651	5,576	5,271	21,919	5,067	4,994	5,057	4,755	19,873	4,772	4,956	4,793	14,521
Consumer Products	6,889	6,181	6,493	7,998	1,873	1,856	1,817	1,888	7,434	1,896	1,807	1,695	1,667	7,065	1,656	1,709	1,919	5,284
Corporate	1,761	1,220	536	768	238	251	265	286	1,040	290	290	290	289	1,159	284	284	282	850
Total Depreciation, Depletion and Amortization	46,474	44,955	46,356	55,577	16,865	17,151	17,183	16,993	68,192	16,594	16,377	16,292	14,662	63,925	15,861	16,130	16,118	48,109